UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)
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AMENDMENT TO PROXY STATEMENT DATED APRIL 9, 2025
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2025
This amendment (this “Amendment”) amends the definitive proxy statement filed by Illumina, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on April 9, 2025 (the “2025 Proxy Statement”). The 2025 Proxy Statement was filed in connection with the Company’s 2025 annual meeting of stockholders to be held on May 21, 2025 (the “Annual Meeting”).
This Amendment modifies certain disclosure in the 2025 Proxy Statement on the voting requirements for and the effect of abstentions on each of “Proposal 2 — Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2025” (“Proposal 2”); “Proposal 3 — Advisory vote to approve the compensation provided to our “named executive officers” as disclosed in this proxy statement” (“Proposal 3”); and “Proposal 4 — Vote to Approve the Second Amended and Restated 2015 Stock and Incentive Plan of Illumina, Inc.” (“Proposal 4”).
The description of the vote required to approve Proposal 2 on page 42 of the 2025 Proxy Statement incorrectly states that, “Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal. If you abstain from voting on this proposal, the abstention will have the same effect as a vote against. Abstentions will have the same effect as an “AGAINST” vote”. Under our bylaws, except in certain circumstances, abstentions are not counted as votes cast either “for” or “against”, and thus the vote required for approval of Proposal 2 is the majority of votes cast (meaning the number of stocks voted “for” a matter must exceed the number of stocks voted “against” such matter, with abstentions and broker non-votes not counted as votes cast either “for” or “against” such matter).
The description of the vote required to approve Proposal 3 on page 69 of the 2025 Proxy Statement incorrectly states that, “Approval of the advisory resolution set forth above [regarding executive compensation] requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal. Abstentions will have the same effect as an “AGAINST” vote”. As noted above, under our bylaws, except in certain circumstances, abstentions are not counted as votes cast either “for” or “against”, and thus the vote required for approval of Proposal 3 is the majority of votes cast (meaning the number of stocks voted “for” a matter must exceed the number of stocks voted “against” such matter, with abstentions and broker non-votes not counted as votes cast either “for” or “against” such matter).
The description of the vote required to approve Proposal 4 on page 79 of the 2025 Proxy Statement incorrectly states that, “The affirmative vote of a majority of our outstanding voting securities, voting as a single class, is required to approve this [P]roposal [4]. If you abstain from voting on this proposal, the abstention will have the same effect as a vote against.” The vote required for approval of Proposal 4 is the majority of the votes cast (meaning the number of stocks voted “for” a matter must exceed the number of stocks voted “against” such matter). Additionally, as noted above, under our bylaws, except in certain circumstances, abstentions are not counted as votes cast either “for” or “against” (meaning that abstentions and broker non-votes are not counted as votes cast either “for” or “against” such matter).
In the “Users’ Guide” beginning on page 83, the answer to the question “What is the effect of an abstention?” on page 89 is incorrect. The answer states that “Abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the annual meeting. Abstentions will have no effect on the election of directors (Proposal 1), but will have the same effect as an “AGAINST” vote with respect to the ratification of Ernst & Young LLP as our independent registered public accounting firm, the approval of the compensation provided to our NEOs and the approval of the Second Amended and Restated 2015 Stock and Incentive Plan of Illumina, Inc. (Proposals 2, 3 and 4).” However, as noted above, abstentions will have no effect on the outcome of Proposal 2, Proposal 3 or Proposal 4. Additionally, the table summarizing the vote required and the description of the votes that may be cast for each proposal on pages 90 - 91 of the 2025 Proxy Statement incorrectly state the required vote and the effect of abstentions on Proposals 2, 3, and 4. We are updating the 2025 Proxy Statement to clarify the effect of an abstention on these proposals.

Amendments to Proposal 2
The statement on page 42 of the 2025 Proxy Statement regarding the “Vote Required for Approval” of Proposal 2 is hereby revised in its entirety to read as follows:
“Vote Required for Approval
Although ratification is not required by our bylaws or otherwise, the Board of Directors is submitting this proposal as a matter of good corporate governance practices. If stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee and the Board of Directors would consider such a negative vote in their consideration of what, if any, action to take. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent audit firm at any time during the fiscal year if it is determined that such a change would be in the best interests of Illumina and its stockholders. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative “FOR” vote of the majority of the votes cast (meaning the number of stocks voted “for” this proposal must exceed the number of stocks voted “against” this proposal, with abstentions and broker non-votes not counted as votes cast either “for” or “against” this proposal). Abstentions and broker non-votes will have no effect on the outcome of this proposal but will be counted only for purposes of determining the number of votes present in person or represented by proxy and entitled to vote.”
Amendments to Proposal 3
The statement on page 79 of the 2025 Proxy Statement regarding the “Vote Required for Approval” of Proposal 3 is hereby revised in its entirety to read as follows:
“Vote Required for Approval
The vote is advisory and not binding on Illumina, the Board of Directors, or the Compensation Committee. Although not binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding executive compensation. Approval of the advisory resolution set forth above requires the affirmative “FOR” vote of the majority of the votes cast (meaning the number of stocks voted “for” this proposal must exceed the number of stocks voted “against” this proposal, with abstentions and broker non-votes not counted as votes cast either “for” or “against” this proposal). Abstentions and broker non-votes will have no effect on the outcome of this proposal but will be counted only for purposes of determining the number of votes present in person or represented by proxy and entitled to vote. We provide our stockholders with this advisory vote to approve executive compensation on an annual basis. We expect that the next such vote will occur at the 2026 annual meeting of stockholders.”
Amendments to Proposal 4
The statement on page 79 of the 2025 Proxy Statement regarding the “Vote Required for Approval” of Proposal 4 is hereby revised in its entirety to read as follows:
“Vote Required for Approval
The approval of this proposal requires the affirmative “FOR” vote of the majority of the votes cast (meaning the number of stocks voted “for” this proposal must exceed the number of stocks voted “against” this proposal, with abstentions and broker non-votes not counted as votes cast either “for” or “against” this proposal). Abstentions and broker non-votes will have no effect on the outcome of this proposal but will be counted only for purposes of determining the number of votes present in person or represented by proxy and entitled to vote.”

Amendments to the Users’ Guide
The answers to the following questions contained on pages 89, 90 and 91 of the 2025 Proxy Statement are hereby revised in their entirety to read as follows:

What is the effect of an abstention?
Abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the annual meeting. Abstentions will have no effect on the election of directors, the ratification of Ernst & Young LLP as our independent registered public accounting firm, the approval of the compensation provided to our NEOs or the approval of the Second Amended and Restated 2015 Stock and Incentive Plan of Illumina, Inc. (Proposals 1, 2, 3 and 4).

How many votes are required to approve each proposal?
Proposal	Vote Required	Votes that May be Cast	Board of Directors’ Recommendation
Proposal 1 — Election of eleven nominees to the Board of Directors	A nominee for director will be elected if the votes cast FOR such nominee exceed the votes cast AGAINST such nominee	FOR, each nominee AGAINST, each nominee ABSTAIN, each nominee Shares voted “ABSTAIN” will have no effect on the election of directors	FOR, each nominee

Proposal 2 — Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2025	The votes cast FOR the proposal must exceed the votes cast AGAINST the proposal	FOR AGAINST ABSTAIN Shares voted “ABSTAIN” will have no effect on the outcome of this proposal	FOR
Proposal 3 — Advisory vote to approve the compensation provided to our “named executive officers” as disclosed in this proxy statement	The votes cast FOR the proposal must exceed the votes cast AGAINST the proposal	FOR AGAINST ABSTAIN Shares voted “ABSTAIN” will have no effect on the outcome of this proposal	FOR
Proposal 4 — Vote to Approve the Second Amended and Restated 2015 Stock and Incentive Plan of Illumina, Inc.	The votes cast FOR the proposal must exceed the votes cast AGAINST the proposal	FOR AGAINST ABSTAIN Shares voted “ABSTAIN” will have no effect on the outcome of this proposal	FOR

Except as described in this Amendment, none of the information presented in the 2025 Proxy Statement is affected by this Amendment. This Amendment does not provide all of the information that is important to your voting decisions at the Annual Meeting, and the 2025 Proxy Statement contains other important additional information. This Amendment should be read in conjunction with the 2025 Proxy Statement.
If you have already returned your proxy card or provided voting instructions, you do not need to take any action unless you wish to change your vote.
Important Information Regarding the Availability of Proxy Materials for the Annual Meeting
This Amendment, the 2025 Proxy Statement and the Company’s Annual Report on Form 10-K are available at www.proxyvote.com.